                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
V.I. Technologies, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in Amendment No. 4 to the Registration Statement on Form S-1.


                                      /s/ KMPG Peat Marwick LLP

Jericho, New York
May 11, 1998